EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Biotel Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 28, 2006                          /s/ B. Steven Springrose
                                                   -----------------------------
                                                   B. Steven Springrose
                                                   Chief Executive Officer
                                                   (principal executive officer)

Dated: September 28, 2006                          /s/ Judy E. Naus
                                                   -----------------------------
                                                   Judy E. Naus
                                                   Chief Financial Officer
                                                   (principal financial officer)


         A signed original of this written statement required by Section 906 has been provided to Biotel Inc. and will be retained by Biotel Inc. and furnished to the Securities and Exchange Commission or its staff upon request.